                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 18, 2004


                            NATIONAL CITY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                   1-10074                 34-1111088
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  (State or Other Jurisdiction     (Commission File           (IRS Employer
        of Incorporation)               Number)            Identification No.)


               1900 East Ninth Street, Cleveland, Ohio 44114-3484
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               (Address of Principal Executive Offices) (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

Bank of America closed its acquisition of National Processing, Inc. Prior to the acquisition, National Processing, Inc. was a public company that was 83% owned by National City Corporation. Reference is made to the news release dated October 18, 2004, a copy of which is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  Not applicable

(b) Pro Forma Financial Information:  Not applicable

(c) Exhibits:  99 - News Release



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               National City Corporation
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                                                         (Registrant)


Dated: October 18, 2004                        By /s/ Carlton E. Langer
                                               ---------------------------------
                                               Carlton E. Langer, Vice President
                                               and Assistant Secretary



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